SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             December 28, 2000
            ---------------------------------------------------
                     (Date of earliest event reported)


                           Net Perceptions, Inc.
             -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Delaware                         000-25781                   41-1844584
-----------------          ---------------------        -------------------
(State or other            (Commission File No.)        (IRS Employer
Jurisdiction of                                         Identification No.)
Incorporation)


              7700 France Avenue South, Edina, Minnesota 55435
      ----------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (952) 842-5000
           -----------------------------------------------------
            (Registrant's telephone number, including area code)


   ---------------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)





Item 5.        Other Events.

        Net Perceptions' press release dated December 28, 2000 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

99.1           Press Release by Net Perceptions, Inc. dated December
               28, 2000.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NET PERCEPTIONS, INC.


Date:  December 28, 2000                     By: /s/ Thomas M. Donnelly
                                                ------------------------------
                                                 Thomas M. Donnelly
                                                 Senior Vice President of
                                                 Finance and Administration
                                                 and Chief Financial Officer




                               EXHIBIT INDEX


Exhibit                   Description
Number

99.1                      Press Release by Net Perceptions, Inc.
                          dated December 28, 2000.